UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

Gen-Probe Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-49834 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)

10210 Genetic Center Drive
San Diego, CA 92121
(Address of Principal Executive Offices)

(858) 410-8000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  The following exhibits are furnished with this Current Report:

     99.1 Press release dated July 31, 2003

Item 12. Results of Operations and Financial Condition.

     On July 31, 2003, Gen-Probe Incorporated issued a press release announcing its financial results for the three months ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B-6 of Form 8-K, the information furnished pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Gen-Probe expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003	GEN-PROBE INCORPORATED

	By:	/S/ R. William Bowen

R. William Bowen Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated July 31, 2003